WT MUTUAL FUND
Wilmington Moderate Asset Allocation Fund
Institutional and A Shares
Supplement Dated May 28, 2009 to the
Prospectuses dated November 1, 2008
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses (“Prospectuses”) of the Wilmington Moderate Asset Allocation Fund (the “Moderate Allocation Fund”) dated November 1, 2008, and should be read in conjunction with those Prospectuses.
Upon the recommendation of Rodney Square Management Corporation (“RSMC”), the investment adviser to the Moderate Allocation Fund, the Board of Trustees (“Board”) approved a proposal to reorganize the Moderate Allocation Fund into the Wilmington Conservative Asset Allocation Fund, to be effective upon approval by shareholders of the Moderate Allocation Fund.
The Board anticipates that shareholders will be asked to consider the approval of an agreement and plan of reorganization at a special meeting of shareholders in August 2009.
Accordingly, on the recommendation of RSMC, the Board has also determined to cease the offering of shares of the Moderate Allocation Fund effective June 25, 2009.
     INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE